HANSBERGER INTERNATIONAL FUND

Supplement dated September 16, 2011, to the Hansberger International Fund Class A, B and C and Class Y Prospectuses and the Hansberger International Fund Class A and C Summary Prospectus and Class Y Summary Prospectus, each dated May 1, 2011, as may be revised or supplemented from time to time.

The Board of Trustees of Natixis Funds Trust I has approved changes to the investment strategy of the Hansberger International Fund (the “Fund”). Effective on or about November 16, 2011, the Fund’s principal investment strategies and principal risks will be amended as described below.

The following sentence is added at the end of the first paragraph of the sub-section “Principal Investment Strategies” within the section “Investments, Risks and Performance” for Hansberger International Fund:

The Fund’s portfolio typically holds approximately 40 to 60 stocks.

The “Fixed Income Securities Risk” is deleted from the section “Principal Risks” for Hansberger International Fund, and the following text is deleted from the second paragraph in the sub-section “Principal Investment Strategies” within the section “Investments, Risks and Performance” for Hansberger International Fund:

Invest up to 35% of its assets in fixed-income securities including government bonds as well as below investment-grade fixed-income securities (commonly known as “junk bonds”).

The following paragraph is added at the end of the sub-section “Principal Investment Strategies” within the section “Investments, Risks and Performance” for Hansberger International Fund:

Although the Fund normally invests substantially all of its assets in equity securities, the Fund may temporarily hold up to 20% of its assets in cash (U.S. dollars) and/or invest in money market instruments or other high quality debt securities as it seeks other investment opportunities, and, as s temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or other high quality debt securities. The Fund may miss certain investment opportunities if it uses such strategies and thus may not achieve its investment objective.

The last bullet in the sub-section “Growth Segment” within the sub-section “Principal Investment Strategies” within the section “Investments, Risks and Performance” for Hansberger International Fund is hereby deleted.

The following is added to the sub-section “Principal Risks” within the section “Investments, Risks and Performance” for Hansberger International Fund:

Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

HANSBERGER INTERNATIONAL FUND

Supplement dated September 16, 2011, to the Hansberger International Fund Statement of Additional Information, dated May 1, 2011, as may be revised or supplemented from time to time.

Effective immediately, the table in the sub-section “Investment Strategies” under the section “Investment Strategies and Risks” is amended and restated for the Hansberger International Fund as follows:

Fund	Securities	Practices
Hansberger International Fund

Debt Securities (Structured Notes, Zero-
Coupon Securities, Stripped Securities,
Mortgage-related Securities, Asset-
backed Securities, Step-Coupon
Securities, Pay-in-Kind Securities,
Collateralized Mortgage Obligations,
U.S. Government Securities)

Equity Securities (Corporate
Reorganizations, Investment Companies,
Convertible Preferred Stocks)

Foreign Securities (Bonds, Currency
Hedging, Supranational Entities,
Emerging Markets, Depositary Receipts)

Money Market Instruments

Initial Public Offerings

When-Issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Illiquid Securities

Private Placements

Short Sales

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending